Vanguard Total International Stock Index Fund

Supplement to the Prospectus Dated November 29, 2010

Important Change to Vanguard Total International Stock Index Fund

New Target Index for Vanguard Total International Stock Index Fund

The board of trustees of Vanguard Total International Stock Index Fund approved the adoption of the MSCI All Country World ex USA Investable Market Index as the new target index for the Fund, and the Fund now tracks the new index.

As a result of the transition to the new index, the Fund’s comparative index has changed. The new comparative index, the Spliced Total International Stock Index, consists of the Total International Composite Index (an asset-weighted blend of the stocks in the MSCI Europe Index, the MSCI Pacific Index, and the MSCI Emerging Markets Index) through August 31, 2006; the MSCI EAFE + Emerging Markets Index from September 1, 2006, through December 15, 2010; and the MSCI ACWI ex USA IMI Index thereafter.

Prospectus and Summary Prospectus Text Changes

The text under the heading “Investment Objective” is replaced as follows:

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.

The text under the heading “Primary Investment Strategies” is replaced as follows:

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the MSCI® All Country World ex USA Investable Market Index (MSCI ACWI ex USA IMI Index), a free float-adjusted market capitalization index designed to measure equity market performance of companies located in developed and emerging markets, excluding the United States. The Index includes more than 6,000 stocks of companies located in 44 countries. As of October 31, 2010, the largest markets covered in the Index were the United Kingdom, Japan, Canada, France,

(over, please)

Australia, Germany, and Switzerland (which made up approximately 14.7%, 14.5%, 7.8%, 6.5%, 5.9%, 5.5%, and 5.0%, respectively, of the Index’s market capitalization). The Fund invests all, or substantially all, of its assets in the common stocks included in its target index.

Under the heading “Primary Risks,” the following text is added. Also, please delete Index sampling risk.

• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

• Investment style risk, which is the chance that returns from non-U.S. small-and mid-capitalization stocks will trail returns from the global stock market. Historically, non-U.S. small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global market, and they often perform quite differently.

Prospectus Text Changes

In the More on the Funds section, under the heading “Market Exposure,” the following text replaces similar text in the first paragraph:

The Total International Stock Index Fund invests all, or substantially all, of its assets in the stocks included in the MSCI ACWI ex USA IMI Index.

In the More on the Funds section, under the heading “Market Exposure,” the following text replaces similar text in the last paragraph: Total International Stock Index Fund. The Fund invests all, or substantially all, of its assets in the stocks held in the MSCI ACWI ex USA IMI Index. As of October 31, 2010, the approximate allocation of the Index was as follows: 44% in the European region, 24% in the Pacific region, 24% in Emerging Markets, and 8% in Canada. As of October 31, 2010, the Index had an asset-weighted median market capitalization of $21.3 billion.

The Total International Stock Index Fund is subject to investment style risk, which is the chance that returns from non-U.S. small- and mid-capitalization stocks will trail returns from the global stock market. Historically, non-U.S. small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global market, and they often perform quite differently.

The Total International Stock Index Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

In the More on the Funds section under the heading Security Selection, the following text replaces text currently referring to sampling risk:

The Total International Stock Index Fund uses the replication method of investing, meaning that the Fund generally holds the same stocks as its target index, and in approximately the same proportions.

In the Glossary of Investment Terms section, the following glossary term is added:

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

In the Glossary of Investment Terms section, the following text replaces the glossary term “Spliced MSCI EAFE + Emerging Markets Index”:

Spliced Total International Stock Index. An index that consists of the Total International Composite Index through August 31, 2006; the MSCI EAFE + Emerging Markets Index from September 1, 2006, through December 15, 2010; and the MSCI ACWI ex USA IMI Index thereafter.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 113 122010